Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND

AMBRUS CORE BOND FUND

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND

(THE “FUNDS”)

Supplement dated October 3, 2023 to the Funds’ Statement of Additional Information (“SAI”) dated February 1, 2023, as supplemented

The third paragraph of the section titled “Disclosure of Portfolio Holdings” on page 29 of the Funds’ SAI is hereby deleted and replaced in its entirety with the following:

Each Fund may, but is not required to, post its schedule of investments on its website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to posting on the website. In addition to their schedule of investments, the Funds may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities a Fund holds, a summary schedule of investments, a Fund’s top holdings, and a percentage breakdown of a Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise); it may be mailed, e-mailed or otherwise transmitted to any person. Between the seventh to tenth business day after each month-end, the Adviser intends to post a spreadsheet of each Fund’s portfolio holdings information to its website at www.ambrusfunds.com. Such information may include, but is not limited to, security names, CUSIPs, and quantities held as of month end.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.